PNC BANK

Texas Instruments

ARCT

American Realty Capital Trust

ARCT / NASDAQ

American Realty Capital Trust, Inc.

QUARTERLY SUPPLEMENTAL INFORMATION

First Quarter 2012

LOWE'S

CHASE

THE HOME DEPOT
DISTRIBUTION CENTER
TRUCK ENTRANCE
AUTO PARKING
5200 WENGER RD.

CVS/pharmacy

SUPER STOP & SHOP
Fish Market

American Realty Capital Trust, Inc.

Quarterly Supplemental Information

First Quarter 2012

Table of Contents

Introductory Notes	3

Company Information	4

Summary of Financial Highlights	6

Selected Financial Information	7

Consolidated Balance Sheets	8

Consolidated Statements of Operations	9

Funds from Operations and Adjusted Funds from Operations	10

2012E Guidance Summary	11

Adjusted First Quarter Operating Detail	12

Dividends Summary	13

Financial and Operational Statistics and Ratios	14

Debt Summary	15

Mortgage Notes Payable	16

Portfolio Profile	17

Lease Expirations	18

Tenant Diversification	19

Tenant Industry Diversification	20

Property Geographic Diversification	22

Definitions	23

American Realty Capital Trust, Inc.

Introductory Notes

The data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, (the Company’s quarterly report on Form 10-Q to be filed with the SEC,) as well as Company press releases.

Definitions of specialized terms can be found at the end of this presentation on page 23.

3

American Realty Capital Trust, Inc.

Company Information

Company Profile

American Realty Capital Trust Inc. ("ARCT" or the "Company") is a real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We are a publicly traded net-leased REIT that focuses exclusively on corporate, and principally investment grade, tenants. Our diversified real estate portfolio is comprised of mostly recently constructed, modern facilities, net-leased long-term, with primarily investment grade rated tenants. ARCT's primary goal is to provide durable, reliable income for our shareholders through the delivery of dependable monthly dividends.

We listed our common stock on The NASDAQ Global Select Market under the ticker symbol, "ARCT" on March 1, 2012.

Company Mission

Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the shareholders in pursuit of several investment objectives. These objectives include:

•	Generate predictable, durable income
•	Preserve capital
•	Create capital appreciation potential
•	Provide inflation protection

Investment Strategy

We place a premium on stability of cash flow for shareholders, and accordingly focus on long term net leases with corporate, and principally investment grade, tenants. Currently, we do not have any significant lease expirations in our properties until after 2018. We currently plan that our focus will be on expanding our portfolio of high-quality, well located net leased properties diversified by tenant, industry and geography. We also currently plan to focus on maintaining an average lease duration greater than 13 years. We intend to pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our shareholders.

•	Acquire high-quality single tenant, freestanding properties in strategic locations leased long term to high quality tenants
•	Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate
•	Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied)
•	Maximize cash flow through contractual rental growth and value-add repositioning of properties
•	Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

4

American Realty Capital Trust, Inc.

Company Information

(Continued)

Senior Management	Board of Directors

William M. Kahane, President and Chief Executive Officer	Nicholas S. Schorsch, Chairman

Brian D. Jones, Chief Financial Officer	William M. Kahane, Director

Susan E. Manning, Chief Accounting Officer	Robert H Burns, Independent Director

Leslie D. Michelson, Independent Director

William G. Stanley, Independent Director

Corporate Offices and Contact Information

106 York Road	405 Park Avenue
Jenkintown, PA 19046	New York, NY 10022
215-887-2189	646-937-6900
www.arctreit.com

Trading Symbol

ARCT

Stock Exchange Listing

NASDAQ Global Select Market

Transfer Agent

DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
866-771-2088

5

American Realty Capital Trust, Inc.

Summary of Financial Highlights

First Quarter 2012

First Quarter 2012 Highlights (as compared to same quarterly period in 2011)

•	Funds from operations (FFO): $25.6 million, or $0.14 per share, excluding charges for the Listing, Internalization and prepayment of debt; FFO on an annualized basis for the month ended March 31, 2012, reflecting our operations as a self-advised, publicly traded REIT, is $123.6 million, or $0.78 per share, excluding acquisition activities, previously forecasted to be approximately $100 million in the next twelve months, compared to previously announced FFO guidance of $0.79 to $0.82 per share, inclusive of that same level of acquisitions.
•	Adjusted funds from operations (AFFO): $25.7 million, or $0.14 per share, excluding charges for the Listing, Internalization and prepayment of debt. AFFO on an annualized basis for the month ended March 31, 2012, excluding forecasted acquisition activities as described above, is $124.4 million, or $0.785 per share, compared to previously announced AFFO guidance of $0.79 to $0.82 per share, inclusive of acquisitions.
•	Previously announced earnings guidance is consistent with Q1 results: FFO and AFFO guidance in the range of $0.79 to $0.82 per share on an annualized basis for the twelve-month period commencing April 1, 2012; first quarter operations are consistent with this guidance and the Company reaffirms its previous guidance on that basis.
•	Revenues: $45.6 million, increased 118% from $20.9 million.
•	Net operating income (NOI): $42.9 million, increased 108% from $20.6 million.
•	Net loss attributable to shareholders: $28.1 million, or a loss of $0.16 per share.
•	Dividends paid to stockholders: $33.7 million, ore $0.70 per share on an annualized basis.
•	Portfolio occupancy: 100%.
•	Acquisitions: three properties for a total purchase price of $10.6 million, exclusive of fees and expenses.
•	Listing on NASDAQ: listed stock on The NASDAQ Global Select Market on March 1, 2012, under trading symbol “ARCT”.

Subsequent Events

•	Completed self-tender: completed issuer Tender Offer of 20.95 million shares of common stock on April 4, 2012, reducing total shares outstanding to approximately 158 million shares.
•	Prepaid mortgage debt: completed prepayment of $161.2 million of secured mortgage debt on April 17, 2012 resulting in a net annual reduction in interest expense of $4.3 million.
•	Funded interim term loan: funded $200 million interim term loan from Wells Fargo Bank, National Association on April 16, 2012.
•	Increased revolving line of credit: increased revolving line of credit with RBS Citizens, N.A. from $220 million to $330 million on May 4, 2012.
•	Increased investment grade portfolio percentage: investment grade tenancy increased to 74.5% from 71.1% due to Dollar General Corp.’s upgrade to “BBB-”.
•	Improved the Company’s credit rating: upgraded by Moody’s Investor Service to a “Ba2” credit rating with a stable outlook, adjusted rating of “Baa3”.

6

American Realty Capital Trust, Inc.

Selected Financial Information

(in 000’s except share and per share data)

	Q1 2012	Q1 2011	2011	2010

Total revenues	$45,614	$20,857	$129,120	$44,773
Net loss attributable to stockholders	(28,073)	(4,520)	(25,076)	(9,833)
Basic and diluted net loss attributable to
stockholders per share	(0.16)	(0.07)	(0.20)	(0.31)

Funds from operations	25,646	5,195	43,067	10,372
Funds from operations per weighted average share (1)	0.14	0.07	0.32	0.32
Adjusted funds from operations	25,705	12,093	75,604	21,460
Adjusted funds from operations per weighted average share (1)	0.14	0.16	0.56	0.63

Listing, internalization and extinguishment of debt expenses	23,895	-	1,423	-
General and administrative expenses	2,491	524	4,168	1,299
Interest expense	9,857	6,785	35,950	18,109
Straight-line revenue adjustment	2,009	1,193	6,563	2,747

Dividends paid	33,714	11,129	86,597	20,729
Weighted average shares, Basic	178,245,822	72,741,000	133,730,159	32,539,393
Weighted average shares, Diluted	178,272,822	74,177,000	135,275,159	33,975,393

	Q1 2012	Q4 2012

Total real estate investments, at cost	$2,136,742	$2,126,171
Total assets	2,084,425	2,130,575
Total debt, excluding premiums and discounts	673,164	683,978
Total equity (2)	1,144,802	1,400,204
common shares outstanding	179,425,465	177,963,413

(1)	Funds from operations and adjusted funds from operations per weighted average share are based on weighted average shares on a fully diluted basis unless the effect would be anti-dilutive.
(2)	Total Equity at March 31, 2012 is adjusted for the announced close of the Tender Offer of $220 million in shares of common stock excluding costs and expenses. The amount required for the repurchase of the shares and any related unpaid costs is recorded in “Common stock to be repurchased, inclusive of accrued fees and costs” on the Company’s balance sheet at March 31, 2012.

7

American Realty Capital Trust, Inc.

Consolidated Balance Sheets

(in 000’s)

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
ASSETS
Real estate investments, at cost:
Land	$328,386	$325,458	$295,917	$274,658	$215,832
Buildings, fixtures and improvements	1,535,192	1,528,962	1,319,801	1,155,088	905,049
Acquired intangible lease assets	273,164	271,751	227,397	199,641	153,699
Total real estate investments, at cost	2,136,742	2,126,171	1,843,115	1,629,387	1,274,580
Less: accumulated depreciation and amortization	(127,571)	(101,576)	(77,672)	(57,864)	(42,640)
Total real estate investments, net	2,009,171	2,024,595	1,765,443	1,571,523	1,231,940
Cash and cash equivalents	8,140	33,329	291,504	276,984	19,583
Investment securities, at fair value	18,544	17,275	2,708	-	-
Restricted cash	2,780	2,728	17,191	2,008	3,525
Investment in unconsolidated joint venture	11,014	11,201	11,385	11,575	11,762
Receivable from affiliate	-	-	6,806	-	-
Receivable for sale of common stock	-	-	-	27,233	-
Prepaid expenses and other assets	21,464	27,564	24,578	19,112	22,363
Deferred costs, net	13,312	13,883	13,549	13,039	11,661
Total assets	$2,084,425	$2,130,575	$2,133,164	$1,921,474	$1,300,834
LIABILITIES AND EQUITY
Mortgage notes payable	$673,164	$673,978	$649,068	$642,544	$542,713
Mortgage discount and premium, net	643	679	716	753	788
Long-term notes payable	-	-	-	-	12,720
Revolving credit facility	-	10,000	-	-	-
Below-market lease liabilities, net	8,074	8,150	8,226	8,302	8,378
Derivatives, at fair value	8,125	8,602	9,065	5,117	4,401
Accounts payable and accrued expenses	14,160	11,706	26,572	11,798	6,245
Common stock to be repurchased, inclusive of
accrued fees and expenses	228,972	-	-	-	-
Deferred rent and other liabilities	6,485	6,619	4,454	4,216	3,482
Dividends payable	-	10,637	10,206	7,626	4,954
Total liabilities	939,623	730,371	708,307	680,356	583,681

Preferred stock	-	-	-	-	-
Common stock	1,794	1,780	1,765	1,498	879
Additional paid-in capital	1,338,594	1,548,009	1,535,760	1,314,281	760,864
Accumulated other comprehensive income (loss)	736	(5,053)	(5,175)	(3,904)	(3,176)
Accumulated deficit	(217,691)	(166,265)	(129,443)	(92,934)	(63,794)
Total stockholders’ equity	1,123,433	1,378,471	1,402,907	1,218,941	694,773
Non-controlling interests	21,369	21,733	21,950	22,177	22,380
Total equity	1,144,802	1,400,204	1,424,857	1,241,118	717,153
Total liabilities and equity	$2,084,425	$2,130,575	$2,133,164	$1,921,474	$1,300,834

8

American Realty Capital Trust, Inc.

Consolidated Statements of Operations

(in 000’s except per share data)

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Revenues:
Rental income	$44,080	$41,136	$34,943	$28,054	$20,718
Operating expense reimbursements	1,534	1,956	1,252	922	139
Total revenues	45,614	43,092	36,195	28,976	20,857

Operating expenses:
Acquisition and transaction related	641	6,628	5,554	10,691	7,132
Property operating	2,689	2,631	1,542	911	213
Fees to affiliate	4,152	3,000	1,022	950	600
General and administrative	2,491	1,965	746	932	524
Depreciation and amortization	26,058	23,925	19,828	15,244	9,943
Listing and internalization	17,269	-	-	-	-
Total operating expenses	53,300	38,149	28,692	28,728	18,412
Operating income	(7,686)	4,943	7,503	248	2,445

Other income (expenses):
Interest expense	(9,857)	(10,229)	(10,167)	(8,769)	(6,785)
Extinguishment of debt	(6,626)	(703)	-	(720)	-
Equity in income of unconsolidated joint
venture	22	25	22	25	24
Other income (loss), net	264	451	379	-	(64)
Unrealized gain (loss) on derivative
instruments	(4,046)	427	(3,114)	6	142
Loss on disposition of property	-	-	-	-	(44)
Total other expenses, net	(20,243)	(10,029)	(12,880)	(9,458)	(6,727)
Net loss	(27,929)	(5,086)	(5,377)	(9,210)	(4,282)
Net income attributable to non-controlling
interests	(144)	(292)	(284)	(307)	(238)
Net loss attributable to stockholders	$(28,073)	$(5,378)	$(5,661)	$(9,517)	$(4,520)
Basic and diluted net loss per share
attributable to stockholders	$(0.16)	$(0.03)	$(0.03)	$(0.09)	$(0.07)

9

American Realty Capital Trust, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s except share and per share data)

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Funds from operations (1):
Net loss attributable to stockholders	$(28,073)	$(5,378)	$(5,661)	$(9,517)	$(4,520)
Non-cash mark-to-market adjustments	4,046	(427)	3,114	(6)	(142)
Listing and internalization expenses	17,269	703	-	720	-
Debt extinguishment expenses	6,626	-	-	-	-
Depreciation and amortization	25,778	23,688	19,591	15,007	9,711
Loss on disposition of property	-	-	-	-	44
Other non-cash losses	-	-	-	-	102
Funds from operations	25,646	18,586	17,044	6,204	5,195

Adjusted funds from operations (1):
Acquisition and transaction expenses	641	6,628	5,554	10,688	7,132
Amortization of above-market lease assets and liabilities	(76)	(76)	(76)	(76)	(76)
Amortization of deferred financing costs	948	840	1,492	1,520	628
Straight-line rent	(1,961)	(2,011)	(1,725)	(1,483)	(1,141)
Non-cash compensation	507	377	375	370	355
Adjusted funds from operations	$25,705	$24,344	$22,664	$17,223	$12,093

Weighted average shares, basic	178,245,822	176,740,000	173,087,000	110,777,000	72,741,000
Weighted average shares, fully diluted	178,272,822	178,272,300	174,591,200	112,277,450	74,177,000

Distributions paid (cash and shares)	33,714	30,765	28,000	16,703	11,129
Distribution coverage from adjusted funds from operations	76.2%	79.1%	80.9%	103.1%	108.7%
Distributions paid in cash	24,125	16,696	15,270	9,333	6,225

Per share data:
Funds from operations, basic	$0.14	$0.11	$0.10	$0.06	$0.07
Funds from operations, fully diluted	0.14	0.10	0.10	0.06	0.07
Adjusted funds from operations, basic	0.14	0.14	0.13	0.16	0.17
Adjusted funds from operations, fully diluted	0.14	0.14	0.13	0.15	0.16

(1) Adjustments are shown net of noncontrolling interests where applicable.

10

American Realty Capital Trust, Inc.

2012 Earnings Guidance Summary

(in 000’s except share and per share data)

	Quarter Ended March 31, 2012 (1)			Guidance Range (per share) (2)
	Exclusive of Forecasted Acquisitions			Inclusive of Forecasted Acquisitions
			Adjusted
		Adjusted	Annualized
	Adjusted	Annualized	Per Share (3)	Low	High
Net income (loss) attributable to ARCT	$5,601	$22,403	$0.141	$0.144	$0.174

Funds from operations
Add: Non-cash mark-to-market adjustments	(474)	(1,896)	$-0.012	$0.000	$0.000
Add: Depreciation and amortization	25,778	103,112	$0.651	$0.646	$0.646
Funds from operations	$30,905	$123,619	$0.780	$0.790	$0.820

Adjusted funds from operations
Add: Acquisition expenses	641	2,564	$0.016	$0.005	$0.005
Add: Amortization of above-market leases	(76)	(304)	$-0.002	$0.000	$0.000
Add: Amortization of deferred financing costs	948	3,792	$0.024	$0.018	$0.018
Less: Straight-line rent	(1,961)	(7,844)	$-0.049	$-0.049	$-0.049
Add: Non-cash compensation	640	2,560	$0.016	$0.022	$0.022
Adjusted funds from operations	$31,097	$124,387	$0.785	$0.786	$0.816

(1) Includes adjustments for Listing and Internalization expenses and adjustments to normalize periodic expenses.

(2) For the twelve-month period commencing April 1, 2012 as provided in the Current Report on Form 8-K filed with the SEC on March 30, 2012.

(3) Based on 158,474,862 adjusted shares outstanding as of May 7, 2012 following the issuer Tender Offer completed on April 4, 2012.

11

American Realty Capital Trust, Inc.

Adjusted First Quarter Operating Detail

(in 000’s except share and per share data)

	Jan and			Adjustments	Adjusted
	Feb 2012	Mar 2012	Q1 2012	(1)	Q1 2012
Revenues:
Rental income	$29,386	$14,694	$44,080		$44,080
Operating expense reimbursement	1,023	511	1,534		1,534
Total revenues	30,409	15,205	45,614		45,614

Operating expenses:
Acquisition and transaction related	261	380	641	(641)	-
Property operating	1,793	896	2,689		2,689
Fees to affiliate	4,152	-	4,152	(4,152)	-
General and administrative	902	1,082	1,984	(599)	1,385
Non-cash compensation	251	256	507	133	640
Depreciation and amortization	17,344	8,714	26,058		26,058
Listing and internalization	-	17,269	17,269	(17,269)	-
Total operating expenses	24,703	28,597	53,300		30,772
Operating income (loss)	5,706	(13,392)	(7,686)		14,842

Other income (expense):
Interest expense	(6,440)	(3,417)	(9,857)		(9,857)
Extinguishment of debt	-	(6,626)	(6,626)	6,626	-
Equity in income from unconsolidated joint venture	14	8	22		22
Other income, net	176	88	264		264
Unrealized losses on derivative instruments	-	(4,046)	(4,046)	4,520	474
Total other expense, net	(6,250)	(13,993)	(20,243)		(9,097)

Net loss	(544)	(27,385)	(27,929)		5,745
Net income attributable to noncontroling interests	(96)	(48)	(144)		(144)
Net income (loss) attributable to stockholders	(640)	(27,433)	(28,073)		5,601
Net income (loss) per share (2)					$0.03

Funds from operations:
Add: Non-cash mark-to-market adjustments	-	4,046	4,046		(474)
Add: Listing and internalization expenses	-	17,269	17,269		-
Add: Debt extinguishment expenses	-	6,626	6,626		-
Add: Depreciation and amortization	17,113	8,665	25,778		25,778
Funds from operations	16,473	9,173	25,646		30,905
Funds from operations per share (2)					$0.19

Adjusted funds from operations:
Add: Acquisition expenses	641	-	641		641
Add: Amortization of above-market leases	(51)	(25)	(76)		(76)
Add: Amortization of deferred financing costs	558	390	948		948
Less: Straight-line rent	(1,316)	(645)	(1,961)		(1,961)
Add: Non-cash compensation	251	256	507		640
Adjusted funds from operations	$16,556	$9,149	$25,705		$31,097
Adjusted funds from operations per share (2)					$0.19

(1) Adjustments made for items related to the Listing and Internalization as well as to normalize periodic expenses.

(2) Based on 163,712,513 shares representing the estimated weighted average shares for the quarter beginning April 1, 2012 including the effect of the issuer Tender Offer.

12

American Realty Capital Trust, Inc.

Dividend Summary

(in 000’s except per share data)

	Dividends Paid
				Dividends per share
Month	Cash	DRIP	Total	(annualized)

Mar-12 (1)	$12,661	$-	$12,661	$0.70
Feb-12	5,731	4,787	10,518	0.70
Jan-12	5,733	4,802	10,535	0.70
2012 to date	24,125	9,589	33,714

Q4 2011	16,696	14,069	30,765	0.70
Q3 2011	15,270	12,730	28,000	0.70
Q2 2011	9,333	7,370	16,703	0.70
Q1 2011	6,225	4,904	11,129	0.70
Total 2011	47,524	39,073	86,597

Q4 2010	4,375	3,601	7,976	0.70
Q3 2010	3,096	2,584	5,680	0.70
Q2 2010	2,119	1,726	3,845	0.70
Q1 2010 (2)	1,821	1,407	3,228	0.67
Total 2010	11,411	9,318	20,729

Q4 2009	967	694	1,661	0.67
Q3 2009	526	358	884	0.67
Q2 2009	250	160	410	0.67
Q1 2009	145	75	220	0.67
Total 2009	1,888	1,287	3,175

Q4 2008	127	64	191	0.67
Q3 2008	111	63	174	0.67
Q2 2008	57	23	80	0.65
Q1 2008	-	-	-
Total 2008	295	150	445

(1) Includes a partial period distribution for the period from Mar 1 to Mar 8 of $2.8 million.

(2) Includes a special distribution of $0.05 per share paid January 2010.

13

American Realty Capital Trust, Inc.

Financial and Operational Statistics and Ratios

	2012 (1)	2011 (1)

Debt to total market capitalization	36.5%	38.4%
Net debt to total market capitalization	36.1%	36.6%
Annualized EBITDA (excluding listing and
internalization expense)	126,948	81,267
Net debt to annualized EBITDA	5.24	8.01
Annualized EBITDA / interest expense	3.22	2.17
Total debt / gross assets	32.3%	32.1%
Shares outstanding	179,425,465	177,963,413
Stock price at end of period	$10.27	$10.00
Market capitalization (equity capitalization) (in 000's)	$1,842,700	$1,779,634
Total capitalization (in 000's)	$2,515,864	$2,463,612
Enterprise value (in 000's)	$2,507,724	$2,430,283
High stock close price (2)	$10.58	NA
Low stock close price (2)	$10.23	NA

(1)	Balance sheet amounts and ratios are presented as of the end of the period. Earnings ratios are for the full year ended 2011 and are annualized for 2012.
(2)	Stock prices are since the Listing.

14

American Realty Capital Trust, Inc.

Debt Summary

(dollars in 000’s)

	2012	2013	2014	2015	2016	Thereafter	Total

Debt Maturities:
Mortgage notes payable	$2,494	$59,196	$33,749	$119,807	$283,768	$174,150	$673,164
Mortgage notes repaid in April 2012	-	(53,424)	-	(33,251)	(43,750)	(30,803)	(161,228)
Mortgage notes payable adjusted	2,494	5,772	33,749	86,556	240,018	143,347	511,936
Revolving line of credit drawn April
2012(1)	-	-	195,138	-	-	-	195,138
Term loan drawn April 2012(2)	-	-	-	-	-	200,000	200,000

Total as adjusted	$2,494	$5,772	$228,887	$86,556	$240,018	$343,347	$907,074

		Weighted	Weighted
		Average	Average
	Percentage of	Effective	Marurity
	Total Debt	Interest Rate	(years)

Debt Summary:

Mortgage notes payable as adjusted	56.4%	5.22%	3.8
Revolving line of credit drawn April
2012(3)	21.5%	2.32%	2.4
Term loan drawn April 2012(2)(3)	22.0%	2.73%	5.0
Weghted average		4.05%	3.8

	Cost Basis	Debt	LTV%

Secured Debt Summary:
Encumbered assets	$1,023,027	$511,936	50%
Unencumbered assets	1,098,282	-	0%
Total	$2,121,309	$511,936	24%

(1)   Due August 2014.

(2)   $200 million loan is currently financed with a six month interim term loan until the permanent 5 year term loan is syndicated.

(3)   Represents the rate in April 2012. Loan is at a floating rate.

15

American Realty Capital Trust, Inc.

Mortgage Notes Payable

		Balance
Lender	Maturity	(000's)	Coupon Rate	Effective Rate
ING Life and annuity	3/31/2016	20,500	4.030%	4.086%
Goldman Sachs	5/6/2016	11,500	4.188%	4.246%
Ladder Capital Finance, LLC	3/6/2016	19,220	4.258%	4.317%
Citigroup	9/6/2015	19,600	4.300%	4.360%
Citigroup	7/9/2016	14,780	4.305%	4.365%
Ladder Capital Finance, LLC	6/6/2016	5,632	4.368%	4.429%
Citigroup	11/12/2020	24,700	4.450%	4.512%
Wells Fargo Bank, NA	2/1/2016	24,300	4.490%	4.552%
Citigroup	10/6/2015	3,900	4.500%	4.563%
TD Bank	9/16/2013	4,237	4.580%	4.644%
Ladder Capital Finance, LLC	4/6/2016	28,710	4.592%	4.656%
Ladder Capital Finance, LLC	5/6/2016	17,590	4.663%	4.728%
Citigroup	11/6/2020	28,200	4.850%	4.917%
Wells Fargo Bank, NA	4/1/2016	51,600	4.860%	4.928%
Ladder Capital Finance, LLC	5/6/2016	11,350	4.863%	4.931%
Ladder Capital Finance, LLC	7/6/2015	10,800	5.250%	5.323%
Ladder Capital Finance, LLC	12/5/2015	12,450	5.250%	5.323%
JP Morgan	6/1/2021	9,250	5.260%	5.333%
John Hancock	7/1/2021	15,000	5.390%	5.465%
Ladder Capital Finance, LLC	5/11/2015	15,000	5.490%	5.566%
Midfirst Bank	6/1/2018	15,106	5.500%	5.576%
Ladder Capital Finance, LLC	9/6/2015	6,550	5.500%	5.576%
Citigroup	3/6/2021	13,800	5.580%	5.658%
U.S. Bank, NA	10/6/2015	10,429	5.612%	5.690%
Ladder Capital Finance, LLC	1/6/2016	22,900	5.780%	5.860%
Citigroup	7/6/2015	12,150	5.950%	6.033%
Wells Fargo Bank, NA	9/1/2037	$6,965	6.202%	6.288%
North American Savings	8/1/2019	1,550	6.550%	6.641%
Ladder Capital Finance, LLC	12/11/2014	32,280	6.552%	6.643%
Ladder Capital Finance, LLC	2/11/2015	5,957	6.625%	6.717%
Capmark	9/7/2017	12,808	6.875%	6.970%
National Integrity Life	10/5/2019	23,122	6.875%	6.970%
		$511,936	5.161%	5.220%

Excludes mortgage loans prepaid in April 2012.

16

American Realty Capital Trust, Inc.

Portfolio Profile

Total real estate assets, at cost	$2,121,309
Number of properties	485
Square footage	15,575,591
Number of states (including Puerto Rico)	44
Number of tenants	61
Number of tenant industries	20
Average remaining lease term (in years)	13.3
Occupancy	100.0%
Investment grade tenants (based in rental income) (3)	74.5%
Average capitalization rate (annualized rental
income/purchase price)	8.16%
Top three tenants percentage of total annualized rent	33.3%
Top ten tenants percentage of total annualized rent	53.8%

Acquisitions YTD:
Number of properties	3
Square footage of acquisitons	60,864
Cost of acquisitions (000's)	$10,571
Average capitalization rate of acquisitions	8.42%

Same Store Analysis(1):
Same store cash rent Q1 2012 (000's)	$30,845
Same store cash rent Q1 2011 (000's)	$29,931
Change in cash rent (2)	3.1%

(1) Note that the Company has had no tenant turnover, lease renegotiations or vacancy since its inception.

(2) Leases contain contractual rental increases on varing schedules. Increases in comparative periods may not be indicative of increases to be expected over a period of time.

Average annual rental increases are approximately 1% annually for all leases over the entire lease terms.

(3) Includes the change for Dollar General to investment grade in April 2012.

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American Realty Capital Trust, Inc.

Lease Expirations

			% of Portfolio		% of Portfolio
	Number of Leases	Average Annual Rent	Average Annual Rent	Leased Rentable	Rentable Square Feet
Year of Expiration	Expiring	(in 000's)	Expiring	Square Feet	Expiring

2012	-	$-	0.0%	-	0.0%
2013	-	-	0.0%	-	0.0%
2014	2	160	0.1%	9,841	0.1%
2015	-	-	0.0%	-	0.0%
2016	3	482	0.3%	27,675	0.2%
2017	1	179	0.1%	12,613	0.1%
2018	67	11,180	6.5%	997,148	6.4%
2019	14	7,765	4.5%	1,123,013	7.2%
2020	14	8,845	5.1%	1,253,713	8.0%
2021	23	19,543	11.3%	3,029,841	19.5%
Total	124	$48,154	27.8%	6,453,844	41.4%

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American Realty Capital Trust, Inc.

Tenant Diversification

							Average
			Square Feet as	Average		Average	Annual Rent as
	Number of		a % of Total	Remaining		Annual Rent	a % of Total
Tenant	Properties	Square Feet	Portfolio	Lease Term (1)	Industry	(in 000's)	Portfolio
FedEx	23	2,139,769	13.7%	10.0	Freight	$28,936	16.7%
Walgreen's	42	574,108	3.7%	20.6	Pharmacy	17,332	10.0%
CVS	32	420,565	2.7%	20.5	Pharmacy	11,454	6.6%
GSA	14	418,926	2.7%	10.5	Government Services	7,940	4.6%
Dollar General	71	652,777	4.2%	13.9	Discount Retail	5,997	3.5%
BSFS	23	341,500	2.2%	12.1	Auto Services	5,421	3.1%
Express Scripts	2	416,141	2.7%	7.2	Healthcare	4,623	2.7%
Payless	1	801,651	5.1%	13.4	Specialty Retail	4,211	2.4%
PetSmart	1	1,000,375	6.4%	10.3	Specialty Retail	3,672	2.1%
PNC	50	272,599	1.8%	11.8	Retail Banking	3,560	2.1%
IHOP	22	101,431	0.7%	14.0	Restaurant	3,541	2.0%
Whirlpool	2	1,450,350	9.3%	9.3	Manufacturing	3,342	1.9%
Reliant Rehab	1	65,141	0.4%	18.6	Healthcare	3,322	1.9%
3M	1	650,760	4.2%	9.1	Consumer Products	3,294	1.9%
Tractor Supply	12	232,227	1.5%	12.6	Specialty Retail	3,221	1.9%
First Niagara	15	177,774	1.1%	10.8	Retail Banking	3,161	1.8%
Home Depot	2	573,565	3.7%	16.8	Home Maintenance	2,813	1.6%
Royal Ahold	2	116,865	0.8%	10.9	Supermarket	2,780	1.6%
Reckitt Benckiser	1	574,106	3.7%	9.8	Consumer Products	2,668	1.5%
Rockland	18	121,057	0.8%	9.3	Retail Banking	2,530	1.5%
Texas Instruments	1	125,000	0.8%	8.7	Technology	2,522	1.5%
Brown Shoe	1	351,723	2.3%	18.1	Specialty Retail	2,358	1.4%
Kum & Go	16	75,318	0.5%	15.9	Gas/Convenience	2,349	1.4%
Bojangles	13	47,865	0.3%	11.1	Restaurant	2,193	1.3%
Aaron's	18	214,739	1.4%	10.6	Specialty Retail	2,184	1.3%
DaVita Dialysis	8	66,851	0.4%	9.4	Healthcare	1,942	1.1%
Citigroup	1	64,036	0.4%	13.5	Financial Services	1,910	1.1%
Wal-Mart	2	335,367	2.2%	6.9	Discount Retail	1,898	1.1%
Renal Advantage	9	74,457	0.5%	11.3	Healthcare	1,834	1.1%
General Electric	1	484,348	3.1%	7.0	Manufacturing	1,806	1.0%
Lowe's	2	276,590	1.8%	11.6	Home Maintenance	1,774	1.0%
Jack in the Box	11	27,228	0.2%	18.1	Restaurant	1,673	1.0%
ConAgra	1	65,000	0.4%	13.3	Consumer Goods	1,648	1.0%
Sealy	1	257,000	1.7%	11.7	Manufacturing	1,606	0.9%
Rite Aid	6	74,919	0.5%	11.3	Pharmacy	1,447	0.8%
Wrangler	1	316,800	2.0%	8.8	Manufacturing	1,417	0.8%
Kohl's	2	152,658	1.0%	16.4	Discount Retail	1,208	0.7%

19

American Realty Capital Trust, Inc.

Tenant Diversification

(Continued)

							Average
			Square Feet as	Average		Average	Annual Rent as
	Number of		a % of Total	Remaining		Annual Rent	a % of Total
Tenant	Properties	Square Feet	Portfolio	Lease Term (1)	Industry	(in 000's)	Portfolio
Wawa	2	12,433	0.1%	15.1	Gas/Convenience	$1,205	0.7%
Fresenius	2	140,000	0.9%	10.3	Healthcare	1,159	0.7%
Pep Boys	3	60,140	0.4%	11.3	Auto Services	1,124	0.6%
Lockheed Martin	1	102,466	0.7%	7.8	Aerospace	1,050	0.6%
Verizon	1	40,000	0.3%	9.7	Telecommunications	1,042	0.6%
Auto Zone	5	35,696	0.2%	14.3	Auto Retail	960	0.6%
Coats & Clark	1	401,512	2.6%	8.8	Manufacturing	937	0.5%
Advance Auto	8	52,129	0.3%	11.5	Auto Retail	932	0.5%
Jared Jewelry	4	25,691	0.2%	15.9	Specialty Retail	888	0.5%
O'Reilly Auto	5	41,814	0.3%	10.2	Auto Retail	883	0.5%
Dillons	2	120,309	0.8%	8.6	Supermarket	877	0.5%
Sam's Club	1	141,583	0.9%	13.4	Discount Retail	851	0.5%
Saint Joseph's MM	3	46,706	0.3%	11.9	Healthcare	766	0.4%
Trader Joe's	1	31,920	0.2%	9.8	Supermarket	675	0.4%
Danfoss	1	99,823	0.6%	9.6	Manufacturing	657	0.4%
Chase Bank	2	8,030	0.1%	25.1	Retail Banking	604	0.3%
Fifth Third Bank	2	8,252	0.1%	16.0	Retail Banking	520	0.3%
National Tire & Battery	3	33,920	0.2%	13.5	Auto Services	483	0.3%
7-Eleven	2	6,014	0.0%	8.7	Gas/Convenience	402	0.2%
Citizens Bank	2	14,307	0.1%	6.8	Retail Banking	347	0.2%
BB&T	1	3,635	0.0%	7.8	Retail Banking	298	0.2%
QuickTrip	1	4,555	0.0%	11.9	Gas/Convenience	291	0.2%
Mrs Baird's	2	30,120	0.2%	7.5	Consumer Goods	265	0.2%
Provident Bank	1	2,950	0.0%	21.9	Retail Banking	237	0.1%

Total/Weighted Average	485	15,575,591	100.0%	13.3		$173,040	100.0%

(1) Remaining lease term in years as of March 31, 2012.

20

American Realty Capital Trust, Inc.

Tenant Industry Diversification

`			Square Feet as a % of	Average Annual	Average Annual Rent as a
Industry	Number of Properties	Square Feet	Total Portfolio	Rent (in 000's)	% of Total Portfolio
Pharmacy	80	1,069,592	6.9%	$30,233	17.5%
Freight	23	2,139,769	13.7%	28,936	16.7%
Specialty Retail	37	2,626,406	16.9%	16,534	9.6%
Healthcare	25	809,296	5.2%	13,646	7.9%
Retail Banking	91	608,604	3.9%	11,257	6.5%
Discount Retail	76	1,282,385	8.2%	9,954	5.8%
Manufacturing	7	3,009,833	19.3%	9,765	5.6%
Restaurant	46	176,524	1.1%	7,407	4.3%
Government Services	14	418,926	2.7%	7,940	4.6%
Auto Services	29	435,560	2.8%	7,028	4.1%
Consumer Products	2	1,224,866	7.9%	5,962	3.4%
Home Maintenance	4	850,155	5.5%	4,587	2.7%
Supermarket	5	269,094	1.7%	4,332	2.5%
Gas/Convenience	21	98,320	0.6%	4,247	2.5%
Auto Retail	18	129,639	0.8%	2,775	1.6%
Technology	1	125,000	0.8%	2,522	1.5%
Consumer Goods	3	95,120	0.6%	1,913	1.1%
Financial Services	1	64,036	0.4%	1,910	1.1%
Aerospace	1	102,466	0.7%	1,050	0.6%
Telecommunications	1	40,000	0.3%	1,042	0.6%

Total	485	15,575,591	100.0%	$173,040	100.0%

21

American Realty Capital Trust, Inc.

Property Geographic Diversification

			Square Feet as a % of	Average Annual	Average Annual Rent as a
State/Possesion	Number of Properties	Square Feet	Total Portfolio	Rent (in 000's)	% of Total Portfolio
New York	33	1,046,461	6.7%	$20,872	12.1%
Texas	39	1,000,987	6.4%	16,096	9.3%
Ohio	24	1,983,397	12.7%	12,276	7.1%
Illinois	20	1,948,422	12.5%	11,583	6.7%
Missouri	27	667,634	4.3%	9,422	5.4%
California	10	727,032	4.7%	9,118	5.3%
Pennsylvania	42	610,190	3.9%	8,899	5.1%
Georgia	22	968,356	6.2%	7,755	4.5%
Arizona	5	368,773	2.4%	5,334	3.1%
Kentucky	9	322,254	2.1%	5,143	3.0%
Michigan	26	437,277	2.8%	4,824	2.8%
Florida	18	184,064	1.2%	4,607	2.7%
Maryland	2	165,502	1.1%	4,137	2.4%
Kansas	9	636,671	4.1%	4,046	2.3%
South Carolina	12	158,348	1.0%	3,927	2.3%
North Carolina	14	119,216	0.8%	3,217	1.9%
Louisiana	21	191,274	1.2%	2,856	1.7%
Utah	2	578,286	3.7%	2,855	1.6%
New Jersey	33	181,753	1.2%	2,757	1.6%
Massachusetts	19	127,214	0.8%	2,738	1.6%
Iowa	7	801,572	5.1%	2,709	1.6%
Arkansas	6	397,520	2.6%	2,629	1.5%
Nebraska	4	157,286	1.0%	2,528	1.5%
Alabama	16	158,371	1.0%	2,395	1.4%
Tennessee	8	213,262	1.4%	2,370	1.4%
Wisconsin	2	492,212	3.2%	2,033	1.2%
West Virginia	4	138,400	0.9%	1,842	1.1%
Virginia	6	51,513	0.3%	1,695	1.0%
Minnesota	4	117,675	0.8%	1,524	0.9%
Oklahoma	7	70,067	0.4%	1,434	0.8%
Indiana	4	50,908	0.3%	1,394	0.8%
Mississippi	5	51,469	0.3%	1,107	0.6%
Colorado	4	88,987	0.6%	1,061	0.6%
Maine	2	45,145	0.3%	1,013	0.6%
Puerto Rico	4	28,880	0.2%	859	0.5%
Washington	2	79,021	0.5%	724	0.4%
Nevada	2	32,335	0.2%	637	0.4%
New Hampshire	1	45,968	0.3%	596	0.3%
Idaho	2	16,788	0.1%	448	0.3%
Oregon	3	10,678	0.1%	388	0.2%
Connecticut	1	19,097	0.1%	354	0.2%
New Mexico	2	12,154	0.1%	316	0.2%
South Dakota	1	43,762	0.3%	296	0.2%
North Dakota	1	29,410	0.2%	232	0.1%

Total	485	15,575,591	100.0%	$173,040	100.0%

22

American Realty Capital Trust, Inc.

Definitions

Average annual rent is rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent (none), (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses, and (iii) with respect to our properties that are subject to ground leases, the effect of ground lease payments.

Creditworthy tenants are as determined by us based on our own assessment of the tenant’s financial condition based on out underwriting criteria.

Funds from operations and adjusted funds from operations (FFO/AFFO)- the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. ARCT also adds back to net income, which is used in deriving FFO, certain costs associated with the Listing, Internalization and mortgage prepayments as these expenses and losses do not properly reflect our operation performance. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCT believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCT believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

Internalization-On March 1, 2012, the Company became a self-administered REIT managed full-time by the same management team that built the Company.

Investment grade- a determination made by major credit rating agencies.

Listing-On March 1, 2012, the Company listed its common stock on The NASDAQ Global Select Market under the symbol "ARCT".

Tender Offer-The Company offered to purchase up to $220.0 million in shares of common stock from its shareholders, pursuant to a modified "Dutch Auction" cash tender offer. The Tender Offer was completed on April 4, 2012 when the Company purchased 21.0 million shares at 10.50 per share.

23